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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):    May 6, 2002
                                                   -------------


                                    JPE, INC
                                    --------
             (Exact name of registrant as specified in its Chapter)


         Michigan                        0-22580                 38-2958730
----------------------------      --------------------     ---------------------
(State or other jurisdiction           (Commission             (IRS Employer
    of incorporation)                 File Number)           Identification No.)



  30400 Telegraph Road, Suite 401, Bingham Farms, Michigan,           48025
--------------------------------------------------------------------------------
  (Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code        (248) 203-0440
                                                   -----------------------------


      -------------------------------------------------------------------

          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

         On May 6, 2002, JPE, Inc. issued the press release attached as Exhibit
99.1 announcing that affiliates of Questor Partners Fund II, L.P. entered into agreements to acquire equity interests of the Estate of Heinz C. Prechter, Deceased in certain entities. As part of this transaction, on May 7, 2002, an affiliate of Questor agreed to acquire all of the JPE stock owned by ASC Holdings, LLC, an affiliate of the Estate. The closing of the transaction is subject to several conditions.

ITEM 7. EXHIBITS

         Exhibit 99.1 - Press Release dated May 6, 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    JPE, INC.

Date
May 9, 2002                         By:  /s/ David L. Treadwell
                                         ---------------------------------------
                                             Name:   David L. Treadwell
                                             Title:  Chairman of the Board,
                                                     and Chief Executive Officer


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                                INDEX TO EXHIBITS


EXHIBIT NO.                        DESCRIPTION

Exhibit 99.1                       Press Release dated May 6, 2002